UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2014

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 15, 2014, Carmike Cinemas, Inc. (“Carmike” or the “Corporation”) completed its previously-announced acquisition (the “Acquisition”) of Digital Cinema Destinations Corp. (“Digiplex”) pursuant to an Agreement and Plan of Merger, dated May 15, 2014 (the “Merger Agreement”), with Digiplex and Badlands Acquisition Corporation, a wholly-owned subsidiary of Carmike (“Merger Sub”). As a result of the Merger Agreement, Digiplex is now a wholly-owned subsidiary of the Corporation. Digiplex currently operates 21 entertainment complexes in eight U.S. states. In consideration of the Acquisition, each issued and outstanding share of Digiplex Class A common stock and Class B common stock, except for any shares owned by Carmike, Merger Sub, Digiplex or any of their respective subsidiaries, was converted into the right to receive 0.1765 shares of Carmike common stock. The terms of the Acquisition and the Merger Agreement were previously disclosed in a Registration Statement on Form S-4 filed by the Corporation on July 1, 2014.

On August 15, 2014, Carmike completed the purchase of all of Start Media, LLC’s membership interest in Start Media/Digiplex, LLC, a Delaware limited liability company (the “JV”), for $10,977,574 in cash, pursuant to a Membership Interest Purchase Agreement dated May 15, 2014. Digiplex is the owner of the remainder of the membership interests in the JV.

Other than with respect to the matters described herein and the transactions related thereto, neither the Corporation nor any of its affiliates has any material relationship with Digiplex or Start Media, LLC.

Item 7.01. Regulation FD Disclosure.

On August 15, 2014 the Corporation issued a press release announcing the completion of the Acquisition, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Corporation will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The Corporation will file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 15, 2014, by and among Carmike, Digiplex and Merger Sub (filed as Exhibit 2.1 to Digiplex’s Current Report on Form 8-K filed on May 21, 2014 and incorporated herein by reference).

2.2	Membership Interest Purchase Agreement, dated as of May 15, 2014, by and among Carmike, Digiplex and Start Media, LLC.

99.1	Press release dated August 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: August 15, 2014	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 15, 2014, by and among Carmike, Digiplex and Merger Sub (filed as Exhibit 2.1 to Digiplex’s Current Report on Form 8-K filed on May 21, 2014 and incorporated herein by reference).

2.2	Membership Interest Purchase Agreement, dated as of May 15, 2014, by and among Carmike, Digiplex and Start Media, LLC.

99.1	Press release dated August 15, 2014.